UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2017

First Busey Corporation

(Exact name of registrant as specified in charter)

Nevada	0-15950	37-1078406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 W. University Ave.
Champaign, Illinois  61820
(Address of principal executive offices) (Zip code)

(217) 365-4544
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b— 2 of the Securities Exchange Act of 1934 (§ 240.12b—2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

On May 25, 2017, First Busey Corporation (the “Company”) completed an underwritten public offering of $40.0 million aggregate principal amount of its 3.75% Senior Notes due 2022 and $60.0 million aggregate principal amount of its Fixed-to-Floating Rate Subordinated Notes due 2027 (the “Notes”).  The Company issued the Notes in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-199442) and a prospectus supplement dated May 18, 2017 (the “Prospectus Supplement”).  The Notes were issued pursuant to an Indenture, dated as of May 25, 2017, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture and a Second Supplemental Indenture between the Company and the Trustee, each dated as of May 25, 2017 (the “Supplemental Indentures”).

The terms of the Indenture, the Supplemental Indentures and the Notes are further described in the Prospectus Supplement under the heading “Description of the Notes” and in the related base prospectus dated October 29, 2014 that accompanies the Prospectus Supplement, under the heading “Description of Debt Securities,” which descriptions are incorporated herein by reference.  Such descriptions of the Indenture, the Supplemental Indentures and the Notes are qualified in their entirety by reference to the complete terms and conditions of the Indenture, the Supplemental Indentures and the form of the Notes, copies of which are filed herewith as Exhibits 4.1, 4.2 and 4.3, and incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture, dated as of May 25, 2017, between the Company and U.S. Bank National Association

4.2	First Supplemental Indenture, dated as of May 25, 2017, between the Company and U.S. Bank National Association

4.3	Second Supplemental Indenture, dated as of May 25, 2017, between the Company and U.S. Bank National Association

4.4	Form of 3.75% Senior Notes due 2022 (included in Exhibit 4.2)

4.5	Form of Fixed-to-Floating Rate Subordinated Notes due 2027 (included in Exhibit 4.3)

5.1	Opinion of Barack Ferrazzano Kirschbaum & Nagelberg LLP

5.2	Opinion of Lewis Roca Rothgerber Christie LLP

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Barack Ferrazzano Kirschbaum & Nagelberg LLP (included in Exhibit 5.1)

23.2	Consent of Lewis Roca Rothgerber Christie LLP (included in Exhibit 5.2)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2017	FIRST BUSEY CORPORATION

	By:	/s/ Robin N. Elliott
	Name:	Robin N. Elliott
	Title:	Chief Operating Officer and
Chief Financial Officer